Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Harvey Lalach, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the quarterly report on Form 10-Q of Anavex Life Sciences Corp. for the period ended March 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Anavex Life Sciences Corp.

Date: May 15, 2012

/s/ Harvey Lalach
Harvey Lalach
President, Chief Operating Officer, Secretary, Interim Chief Financial Officer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)